September 20, 2022

BNY MELLON INVESTMENT FUNDS III

– BNY Mellon Global Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective September 23, 2022, the following information will supersede and replace the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

The fund is managed by a team of portfolio managers employed by NIM. The team consists of Jon Bell and Robert Hay. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020. Messrs. Bell and Hay are investment managers for NIM's Global Equity Income strategy.

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Effective September 23, 2022, the following information will supersede and replace the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by NIM. The team consists of Jon Bell and Robert Hay. Messrs. Bell and Hay have each been a primary portfolio manager of the fund since March 2020 and are jointly and primarily responsible for managing the fund's portfolio. Mr. Bell is an investment manager for the Global Equity Income strategy at NIM, which he joined in 1995. Mr. Hay is an investment manager for the Global Equity Income strategy at NIM, which he joined in 2000.

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